INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES
INCOME TAXES

Note 9—INCOME TAXES

        As of December 31, 2010, Lpath had federal and California net operating loss ("NOL") carryforwards of approximately $38 million and $33 million, respectively, that will expire beginning in 2018 and continue expiring through 2030. Portions of these NOL carryforwards may be used to offset future taxable income, if any. In some years, such as 2009 and 2010, the California state government has suspended the use of existing California NOL carryforwards. In those years companies have not been permitted to utilize NOL carryforwards to reduce the amount of taxes payable to the state.

        As of December 31, 2010, Lpath also has federal and California research and development tax credit carryforwards of $855,000 and $618,000, respectively, available to offset future taxes. The federal credits begin expiring in 2019, and the state credits do not expire.

        Under the provisions of Section 382 of the Internal Revenue Code, substantial changes in Lpath's ownership limit the amount of net operating loss carryforwards and tax credit carryforwards that can be utilized annually in the future to offset taxable income. A valuation allowance has been established to reserve the potential benefits of these carryforwards in Lpath's consolidated financial statements to reflect the uncertainty of future taxable income required to utilize available tax loss carryforwards and other deferred tax assets.

        Significant components of the company's deferred tax assets and liabilities are as follows:

	2010	2009
Deferred tax assets:
Federal and state net operating loss carryforwards	$15,901,000	$13,804,000
Research and development credit carryforwards	1,474,000	1,369,000
Stock-based compensation	2,490,000	2,082,000
Deferred contract revenue	340,000	672,000
Other, net	22,000	13,000

	20,227,000	17,940,000

Deferred tax liabilities:
State taxes	(1,469,000)	(1,331,000)
Patent costs	(570,000)	(386,000)

	(2,039,000)	(1,717,000)

Total deferred tax assets	18,188,000	16,223,000
Valuation allowance	(18,188,000)	(16,223,000)

Net deferred tax assets	$—	$—

        Realization of the deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.

        As a result of the company's significant operating loss carryforwards and the corresponding valuation allowance, no income tax provision/benefit has been recorded as of December 31, 2010 and 2009. The provision for income taxes using the statutory federal income tax rate of 34% as compared to the company's effective tax rate is summarized as follows:

	2010	2009
Federal tax benefit (expense) at statutory rate	$1,565,000	$(1,354,000)
State tax benefit (expense), net	267,000	(108,000)
Change in fair value of warrants	(34,000)	748,000
R&D credits	166,000	(535,000)
Employee stock-based compensation	31,000	(20,000)
Other permanent differences	(30,000)	(583,000)
Increase (decrease) in valuation allowance	(1,965,000)	1,852,000

Provision for income taxes	$—	$—